SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 19, 2003

WARWICK COMMUNITY BANCORP, INC. (Exact name of Registrant as specified in its Charter)

Delaware State or other jurisdiction of incorporation)	000-23293 (Commission File No.)	06-1497903 (IRS Employer Identification Number)

18 Oakland Avenue, Warwick, New York 10990-0591 (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (845) 986-2206

N/A (Former name or former address, if changed since last Report)
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ITEM 5. OTHER EVENTS

       On November 19, 2003, the Registrant issued the press release, attached to this report as Exhibit 99.1, announcing that it has adopted its tenth stock repurchase program, under which the Company may repurchase up to 5% of its outstanding common stock in open market purchases or otherwise.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibit is filed as part of this Report:

99.1 Press Release dated November 19, 2003.

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SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WARWICK COMMUNITY BANCORP, INC.
Date: November 19, 2003	By: /s/ Ronald J. Gentile Ronald J. Gentile President and Chief Operating Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 19, 2003